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                                                                   EXHIBIT 10.5c

                 NINTH AMENDMENT TO FIFTH AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

         THIS NINTH AMENDMENT TO FIFTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Ninth Amendment") is made as of July 9, 2002, by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation (the "Lender"), and D&K HEALTHCARE RESOURCES, INC., a Delaware corporation ("D&K"), JARON, INC., a Florida corporation ("Jaron"), JEWETT DRUG CO., a South Dakota corporation ("Jewett"), DIVERSIFIED HEALTHCARE, LLC, a Kentucky limited liability company ("DH"), and MEDICAL & VACCINE PRODUCTS, INC. d/b/a DEVICTORIA MEDICAL, a Puerto Rico corporation ("MVP"; D&K, Jaron, Jewett, DH and MVP are sometimes hereinafter referred to individually as "Borrower" and collectively as "Borrowers").

                             Preliminary Statements

         A. Lender, D&K, Jaron, Jewett, DH and MVP are parties to that certain Fifth Amended and Restated Loan and Security Agreement dated as of September 30, 2000, as amended by that certain First Amendment to Fifth Amended and Restated Loan and Security Agreement, dated as of March 7, 2001, as amended by that certain Second Amendment to Fifth Amended and Restated Loan and Security Agreement, dated as of May 7, 2001, as amended by that certain Third Amendment to the Fifth Amended and Restated Loan and Security Agreement, dated as of June 12, 2001, as amended by that certain Fourth Amendment to Fifth Amended and Restated Loan and Security Agreement, dated as of June 15, 2001, as amended by that certain Fifth Amendment to Fifth Amended and Restated Loan and Security Agreement dated as of June 29, 2001, as amended by that certain Sixth Amendment to Fifth Amended and Restated Loan and Security Agreement dated as of September 28, 2001, as amended by that certain Seventh Amendment to Fifth Amended and Restated Loan and Security Agreement, dated as of November 20, 2001, as amended by that certain Eighth Amendment to Fifth Amended and Restated Loan and Security Agreement, dated as of January 14, 2002 (as amended, and as hereafter amended, restated or renewed from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement.

         B. Borrowers and Lender have agreed to restructure and amend the Loans and the Loan Agreement as set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Amendments to Loan Agreement. The Loan Agreement and the Appendix to the Loan Agreement are hereby amended as follows:

                  (a) Total Credit Facility. Effective July 9, 2002, the references to $150,000,000.00 on the cover page of the Loan Agreement and in the unnumbered paragraph following Section 1 are each hereby deleted and $200,000,000.00 is inserted therefor.

                  (b) Fee Letter. The definition of "Fee Letter" in Appendix A [RELATING TO GENERAL DEFINITIONS] is deleted and replaced with the following:

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                           Fee Letter - that certain fee letter from Borrowers
                  to Lender dated on or about the date of the Ninth Amendment.

                  (c) Total Credit Facility. Effective July 9, 2002, the definition of "Total Credit Facility" in Appendix A [RELATING TO GENERAL DEFINITIONS] is deleted and replaced with the following:

                           Total Credit Facility - $200,000,000.

         2. Conditions Precedent to Effectiveness of Agreement. This Ninth Amendment shall not be effective unless and until each of the following conditions shall have been satisfied in Lender's sole discretion:

                  (a) Opinion of Counsel. Lender shall have received an opinion of counsel to Borrowers, in form and substance satisfactory to Lender, pursuant to which Borrowers' counsel shall opine as to, among other things, (i) the good standing of Borrowers, (ii) Borrowers' authorizations of this Ninth Amendment, (iii) the execution and delivery of this Ninth Amendment, and (iv) the enforceability of the Loan Agreement as amended by this Ninth Amendment against Borrowers.

                  (b) Resolutions of the Board or Members. Lender shall have received a resolution from each of the board of directors or of the members of each Borrower authorizing the execution and delivery of this Ninth Amendment.

                  (c) Officer's Certificate. Borrowers shall have delivered to Lender an Officer's Certificate in form and content acceptable to Lender, pursuant to which the chief executive officer of each Borrower shall have certified certain documents, instruments, agreements and resolutions to Lender.

                  (d) Fee Letter. Lender shall have received the Fee Letter executed by Borrowers and all fees and expenses which are payable thereunder and under the Loan Agreement.

                  (e) Amended and Restated Participation Agreement. Lender shall have received a Third Amendment to Second Amended and Restated Participation Agreement, fully executed and delivered, in form and content acceptable to Lender, between and among Lender, U.S. Bank d/b/a Firstar Bank, N.A., Bank One, Kentucky, N.A., LaSalle Business Credit, Inc., PNC Business Credit, Inc., and Union Planters Bank, N.A.

         3. Representations and Warranties. Borrowers hereby represent and warrant to Lender as follows:

                  (a) Recitals. The Recitals in this Ninth Amendment are true and correct in all respects.

                  (b) Incorporation of Representations. All representations and warranties of Borrowers in the Loan Agreement are incorporated herein in full by this reference and are true and correct as of the date hereof.

                  (c) Corporate Power; Authorization. Borrowers have the organizational power,


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         and have been duly authorized by all requisite organizational action, to execute and deliver this Ninth Amendment and to perform the obligations hereunder and thereunder. This Ninth Amendment has been duly executed and delivered by Borrowers.

                  (d) Enforceability. This Ninth Amendment is the legal, valid and binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms.

                  (e) No Violation. Borrowers' execution, delivery and performance of this Ninth Amendment does not and will not (i) violate any law, rule, regulation or court order to which Borrowers are subject; (ii) conflict with or result in a breach of any Borrower's Articles of Incorporation, Bylaws, Articles of Organization or Operating Agreement or any agreement or instrument to which any Borrower is party or by which it or its properties are bound, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of Borrowers, whether now owned or hereafter acquired, other than liens in favor of Lender.

                  (f) Obligations Absolute. The obligation of Borrowers to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of setoff or recoupment, counterclaim or defense of any nature whatsoever.

         4. No Claims. Borrowers acknowledge that there are no existing claims, defenses (personal or otherwise) or rights of set-off or recoupment whatsoever with respect to any of the Loan Documents. Borrowers agree that this Ninth Amendment in no way acts as a release or relinquishment of any Liens in favor of the Lender securing payment of the Obligations.

         5. Miscellaneous. Except as expressly set forth herein, there are no agreements or understandings, written or oral, between any Borrower and Lender relating to the Loan Agreement and the other Loan Documents that are not fully and completely set forth herein or therein. Except to the extent specifically waived or amended herein or in any of the documents, instruments, or agreements delivered in connection herewith, all terms and provisions of the Loan Agreement and the other Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect in accordance with the respective terms thereof. This Ninth Amendment may be executed in one or more counterparts, and by different parties on different counterparts. All such counterparts shall be deemed to be original documents and together shall constitute one and the same agreement. A signature of a party delivered by facsimile or other electronic transmission shall be deemed to be an original signature of such party.


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         IN WITNESS WHEREOF, this Ninth Amendment has been executed and delivered by the duly authorized representatives of the parties as of the date first above written.

                            FLEET CAPITAL CORPORATION



                             By: /s/ EDWARD M. BARTKOWSKI
                                ------------------------------------------------
                                Edward M. Bartkowski, Senior Vice President




                            D & K HEALTHCARE RESOURCES, INC.

                            By:  /s/ THOMAS S. HILTON
                                 -----------------------------------------------
                            Name: Thomas S. Hilton
                                 -----------------------------------------------
                            Title: SR Vice President & CFO
                                 -----------------------------------------------


                            JARON, INC.

                            By:  /s/ THOMAS S. HILTON
                                 -----------------------------------------------
                            Name: Thomas S. Hilton
                                  ----------------------------------------------
                            Title: Vice President
                                  ----------------------------------------------


                           JEWETT DRUG CO.


                            By: /s/ THOMAS S. HILTON
                                ------------------------------------------------
                            Name: Thomas S. Hilton
                                 -----------------------------------------------
                            Title: Vice President
                                  ----------------------------------------------


                            DIVERSIFIED HEALTHCARE, LLC

                            By:  /s/ THOMAS S. HILTON
                                 -----------------------------------------------
                            Name: Thomas S. Hilton
                                 -----------------------------------------------
                            Title: Vice President
                                  ----------------------------------------------


                           MEDICAL & VACCINE PRODUCTS, INC. d/b/a
                           DEVICTORIA MEDICAL

                            By:  /s/ THOMAS S. HILTON
                                 -----------------------------------------------
                            Name: Thomas S. Hilton
                                 -----------------------------------------------
                            Title: Vice President
                                  ----------------------------------------------